EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Apollo Origination II (Levered) Capital Trust (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.
The Company’s Form 10-Q for the quarter ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Company’s Form 10-Q for the quarter ended September 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2025
/s/ Earl Hunt
Earl Hunt
Chief Executive Officer